Exhibit 99.2

Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of March 31, 2016

Corporate Overview
Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of March 31, 2016, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,121 communities in 47 states and the ability to serve approximately 108,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information
Ownership Type	Period End Number of Communities	Period End Number of Units	Percentage of Q1 2016 Resident and Management Fees	Percentage of Q1 2016 Facility Operating Income
Owned	407	35,654	38.6%	38.0%
Leased	552	45,423	48.5%	53.4%
Brookdale Ancillary Services	N/A	N/A	11.3%	4.0%
Managed	162	27,238	1.6%	4.6%
Total	1,121	108,315	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	95	17,143	15.7%	20.6%
Assisted Living	820	53,507	57.3%	61.0%
CCRCs - Rental	44	10,427	14.1%	9.8%
Brookdale Ancillary Services	N/A	N/A	11.3%	4.0%
Management Services	162	27,238	1.6%	4.6%
Total	1,121	108,315	100.0%	100.0%

CFFO and Adjusted CFFO Per Share
($ except where indicated)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year(2)	Q1
CFFO per share	$0.48	$0.44	$0.36	$0.44	$1.72	$0.47
Add: integration, transaction, transaction-related and strategic project costs (1)	0.15	0.16	0.23	0.14	0.68	0.11
Adjusted CFFO per share	$0.63	$0.60	$0.59	$0.58	$2.40	$0.58

Weighted average shares (000's) (3)	183,678	184,266	184,570	184,805		185,153
Period end outstanding shares (excluding unvested restricted shares) (000's)	184,143	184,500	184,779	184,885		185,803

(1) The calculation of Cash From Facility Operations ("CFFO") includes integration, transaction, transaction-related and strategic project costs of $20.9 million and $27.3 million for the three months ended March 31, 2016 and March 31, 2015, respectively. For the three months ended March 31, 2016, integration costs include $7.6 million of transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), $0.8 million of third party consulting expenses directly related to the integration of Emeritus (in areas such as technology and systems work), and $1.6 million of internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs of $1.8 million for the three months ended March 31, 2016 include third party costs directly related to acquisition and disposition activity, community financing and leasing activity and corporate capital structure assessment activities, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs of $9.1 million for the three months ended March 31, 2016 include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities for the post-merger platform (including the EMR roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

(2) Full year CFFO per share for 2015 is calculated as the sum of the quarterly amounts for the year.  Full year CFFO per share for 2016 will be calculated based on weighted average shares used in computing basic net income (loss) per share for the period.

(3) The calculations of CFFO per share and Adjusted CFFO per share are based on weighted average shares used in computing basic net income (loss) per share for the period, which excludes any potentially dilutive common stock equivalents (unvested restricted stock, restricted stock units and convertible debt instruments and warrants).

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdale.com

Note Regarding Non-GAAP Financial Measures. This supplemental presentation contains financial measures utilized by management to evaluate the Company's financial and operating performance that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").  Each of these measures, Adjusted EBITDA, CFFO and Adjusted CFFO (including on a per-share basis) and Facility Operating Income, should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, cash flows provided by or used in operations, or other financial measures determined in accordance with GAAP.  This supplemental presentation should be read in conjunction with the Company's earnings release dated May 9, 2016 and the consolidated financial statements included therein.  The Company strongly urges you to review the information under "Reconciliation of Non-GAAP Financial Measures" in such earnings release for the Company's definitions of each of these non-GAAP financial measures and a reconciliation of each measure to net income (loss).  The Company cautions investors that amounts presented in accordance with the Company's definitions of such financial measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP financial measures in the same manner.

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$163,486	$164,409	$164,415	$165,630	$657,940	$169,426
Expenses	92,962	92,365	94,081	93,275	372,683	94,977
Segment Operating Income	$70,524	$72,044	$70,334	$72,355	$285,257	$74,449
Segment Operating Margin	43.1%	43.8%	42.8%	43.7%	43.4%	43.9%

Number of communities (period end)	99	98	98	95	95	95
Total average units(2)	17,369	17,279	17,289	17,293	17,308	17,096
Weighted average unit occupancy	88.8%	88.4%	88.7%	89.1%	88.8%	88.9%
Senior Housing average monthly revenue per unit(3)	$3,533	$3,589	$3,573	$3,584	$3,570	$3,715

Assisted Living	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$617,344	$611,838	$608,393	$607,882	$2,445,457	$617,270
Expenses	393,838	388,479	397,180	388,657	1,568,154	396,460
Segment Operating Income	$223,506	$223,359	$211,213	$219,225	$877,303	$220,810
Segment Operating Margin	36.2%	36.5%	34.7%	36.1%	35.9%	35.8%

Number of communities (period end)	837	833	832	820	820	820
Total average units(2)	55,073	54,700	54,592	54,492	54,714	53,510
Weighted average unit occupancy	87.2%	86.4%	86.5%	86.6%	86.7%	85.6%
Senior Housing average monthly revenue per unit(3)	$4,283	$4,316	$4,292	$4,296	$4,297	$4,493

CCRCs - Rental	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$155,991	$151,561	$149,572	$147,448	$604,572	$152,260
Expenses	117,420	115,701	108,177	112,779	454,077	116,791
Segment Operating Income	$38,571	$35,860	$41,395	$34,669	$150,495	$35,469
Segment Operating Margin	24.7%	23.7%	27.7%	23.5%	24.9%	23.3%

Number of communities (period end)	45	46	45	44	44	44
Total average units(2)	10,480	10,543	10,515	10,405	10,486	10,335
Weighted average unit occupancy	86.0%	83.6%	83.9%	83.9%	84.4%	84.3%
Senior Housing average monthly revenue per unit(3)	$5,744	$5,697	$5,626	$5,601	$5,668	$5,790

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956
Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%
G&A Allocation(4)	$42,093	$37,399	$36,968	$42,881	$159,341	$44,524
Adjusted Operating Income	$290,508	$293,864	$285,974	$283,368	$1,153,714	$286,204
Adjusted Operating Margin	31.0%	31.7%	31.0%	30.8%	31.1%	30.5%

Number of communities (period end)	981	977	975	959	959	959
Total average units(2)	82,922	82,522	82,396	82,190	82,508	80,941
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.8%	86.1%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,331	$4,303	$4,302	$4,310	$4,485

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2016

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$115,411	$116,170	$117,702	$119,875	$469,158	$122,192
Expenses	92,669	98,446	100,282	102,551	393,948	107,674
Segment Operating Income	$22,742	$17,724	$17,420	$17,324	$75,210	$14,518
Segment Operating Margin	19.7%	15.3%	14.8%	14.5%	16.0%	11.9%
G&A Allocation(4)	$8,251	$7,811	$6,678	$8,203	$30,943	$7,965
Adjusted Segment Operating Income	$14,491	$9,913	$10,742	$9,121	$44,267	$6,553
Adjusted Segment Operating Margin	12.6%	8.5%	9.1%	7.6%	9.4%	5.4%

Brookdale units served:
Outpatient Therapy	59,660	61,385	66,581	63,938		60,949
Home Health	63,497	64,307	66,078	65,936		65,031

Outpatient Therapy treatment codes	636,413	667,836	612,970	588,984	2,506,203	509,651
Home Health average census	13,767	13,884	14,126	15,065	14,211	16,490

Total Senior Housing and Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$1,052,232	$1,043,978	$1,040,082	$1,040,835	$4,177,127	$1,061,148
Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902
Operating Income	$355,343	$348,987	$340,362	$343,573	$1,388,265	$345,246
Operating Margin	33.8%	33.4%	32.7%	33.0%	33.2%	32.5%
G&A Allocation (4)	$50,344	$45,210	$43,646	$51,084	$190,284	$52,489
Adjusted Operating Income	$304,999	$303,777	$296,716	$292,489	$1,197,981	$292,757
Adjusted Operating Margin	29.0%	29.1%	28.5%	28.1%	28.7%	27.6%

Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue (Management Fees)	$15,097	$14,839	$14,694	$15,553	$60,183	$16,780
Expenses (G&A Allocation)(4)	9,755	8,878	9,978	11,506	40,117	11,256
Segment Operating Income	$5,342	$5,961	$4,716	$4,047	$20,066	$5,524
Segment Operating Margin	35.4%	40.2%	32.1%	26.0%	33.3%	32.9%

Number of communities (period end)	160	160	157	164	164	162
Total average units(2)	27,185	27,026	26,590	26,464	26,834	26,613
Weighted average occupancy	86.5%	85.2%	85.8%	86.6%	86.0%	87.1%
Senior Housing average monthly revenue per unit(3)	$4,277	$4,238	$4,224	$4,246	$4,249	$4,371

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928
Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902
Operating Income	$370,440	$363,826	$355,056	$359,126	$1,448,448	$362,026
Operating Margin	34.7%	34.4%	33.7%	34.0%	34.2%	33.6%
G&A Allocation(4)	$60,099	$54,088	$53,624	$62,590	$230,401	$63,745
Adjusted Operating Income	$310,341	$309,738	$301,432	$296,536	$1,218,047	$298,281
Adjusted Operating Margin	29.1%	29.3%	28.6%	28.1%	28.7%	27.7%

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(3) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(4) Excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of March 31, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$412,555	$411,576	$409,249	$412,678	$1,646,058	$415,775
Expenses	276,225	274,608	274,427	277,509	1,102,769	278,140
Segment Operating Income	$136,330	$136,968	$134,822	$135,169	$543,289	$137,635
Segment Operating Margin	33.0%	33.3%	32.9%	32.8%	33.0%	33.1%

Number of communities (period end)	422	424	424	413		407
Total average units(2)	36,923	37,182	37,128	37,431		36,248
Weighted average unit occupancy	86.5%	85.4%	85.7%	85.9%		85.5%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,319	$4,286	$4,277		$4,470

Leased Properties with Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$82,064	$79,516	$79,568	$75,462	$316,610	$77,455
Expenses	52,414	50,638	51,187	47,852	202,091	49,583
Segment Operating Income	$29,650	$28,878	$28,381	$27,610	$114,519	$27,872
Segment Operating Margin	36.1%	36.3%	35.7%	36.6%	36.2%	36.0%

Number of communities (period end)	103	101	101	96		95
Total average units(2)	7,027	6,803	6,806	6,340		6,336
Weighted average unit occupancy	87.8%	86.7%	87.4%	88.2%		87.8%
Senior Housing average monthly revenue per unit(3)	$4,433	$4,492	$4,458	$4,498		$4,641

Leased Properties without Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$442,202	$436,716	$433,563	$432,820	$1,745,301	$445,726
Expenses	275,581	271,299	273,824	269,350	1,090,054	280,505
Segment Operating Income	$166,621	$165,417	$159,739	$163,470	$655,247	$165,221
Segment Operating Margin	37.7%	37.9%	36.8%	37.8%	37.5%	37.1%

Number of communities (period end)	456	452	450	450		457
Total average units(2)	38,972	38,537	38,462	38,419		38,357
Weighted average unit occupancy	88.2%	87.4%	87.5%	87.3%		86.4%
Senior Housing average monthly revenue per unit(3)	$4,282	$4,313	$4,289	$4,294		$4,474

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956
Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%

Number of communities (period end)	981	977	975	959	959
Total average units(2)	82,922	82,522	82,396	82,190	80,941
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.1%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,331	$4,303	$4,302	$4,485

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(3) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of March 31, 2016

Senior Housing Same Community Information
($ in 000s, except Senior Housing average monthly revenue per unit)	Three Months Ended March 31,
	2016	2015	% Change
Revenue	$901,258	$888,230	1.5%
Operating Expense	582,300	566,823	2.7%
Same Community Operating Income	$318,958	$321,407	-0.8%
Same Communitity Operating Margin	35.4%	36.2%	-0.8%

Number of communities (period end)	934	934
Weighted average unit occupancy	86.3%	88.2%	-1.9%
Senior Housing average monthly revenue per unit	$4,466	$4,306	3.7%

Same community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended March 31,
Type	2016	2015
Recurring	$15,283	$16,762
Less: reimbursements	(2,002)	(1,759)
Net Recurring (1)	13,281	15,003
EBITDA-enhancing / Major Projects (2)	32,478	26,136
Program Max, net (3)	4,214	9,139
Corporate, integration and other (4)	11,275	13,555
Total Capital Expenditures (5)	$61,248	$63,833

(1) Payments are included in CFFO.
(2)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor funding of $7.0 million and $2.8 million for the three months ended March 31, 2016 and 2015, respectively.

(3)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding of $8.8 million and $10.7 million for the three months ended March 31, 2016 and 2015, respectively.

(4)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(5)  Amounts shown are gross expenditures (including related payables), net of lessor reimbursements. Approximately $16.9 million and $14.9 million of expense was recognized during the three months ended March 31, 2016 and 2015, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of March 31, 2016
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Financing	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2016 (3)	$171,061	4.72%	$-	-	$47,702	7.84%	$218,763
2017	291,470	5.60%	-	-	94,090	8.34%	385,560
2018	1,185,445	4.45%	-	-	117,803	7.81%	1,303,248
2019	137,399	5.79%	-	-	100,437	7.39%	237,836
2020	491,958	5.03%	210,000	3.87%	50,115	7.46%	752,073
Thereafter	1,451,376	3.88%	-	-	2,083,063	8.13%	3,534,439
Total	$3,728,709	4.46%	$210,000	3.87%	$2,493,210	8.07%	$6,431,919

Coverage Ratios

	Three months ended March 31, 2016 (4)
		Senior Housing		Interest/Cash
	Units	Operating Income	Adj. Operating Income **	Lease Payments	Coverage
Owned communities	35,654	$137,635	$113,725	$43,990	2.6x
Leased communities *	45,423	$193,093	$162,959	$153,529	1.1x

* Leased communities include communities subject to capital and financing leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Three months ended March 31,
	2016	2015
Scheduled debt amortization	$21,545	$22,384
Lease financing debt amortization - FMV or no purchase option (5)	13,809	12,439
Lease financing debt amortization - bargain purchase option	1,623	1,158
Total debt amortization	$36,977	$35,981

Line Availability

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16

Total line commitment	$500,000	$500,000	$500,000	$500,000	$500,000

Line of credit (6)	$466,746	$468,092	$443,378	$416,605	$441,048
Ending line balance	300,000	270,000	310,000	310,000	210,000
Available to draw	$166,746	$198,092	$133,378	$106,605	$231,048
Cash and cash equivalents	115,182	78,496	70,391	88,029	70,862
Total liquidity (available to draw + cash)	$281,928	$276,588	$203,769	$194,634	$301,910

Total letters of credit outstanding	$83,935	$83,685	$83,940	$82,413	$86,667

Leverage Ratios (7)

		Annualized
		Leverage
Trailing twelve months ended March 31, 2016 Adjusted EBITDAR	$1,272,064
Less: cash lease payments	(373,006)
Adjusted EBITDA	899,058
Less: cash capital and financing lease payments	(236,963)
Adjusted EBITDA after capital and financing lease payments	662,095

Debt (1)	3,728,709	5.6x
Line of credit	210,000
Less: unrestricted cash	(70,862)
Less: cash held as collateral against existing debt	(4,846)
Total net debt	3,863,001	5.8x

Plus: cash capital and financing lease payments multiplied by 8	1,895,704
Total net debt including capital and financing leases	5,758,705	6.4x

Plus: cash lease payments multiplied by 8	2,984,048
Total adjusted net debt	$8,742,753	6.9x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,472,764	5.14%
Variable rate debt (1)	1,255,945	3.12%
Capital and financing leases	2,493,210	8.07%
Line of credit (cash borrowings)	210,000	3.87%
Total debt	$6,431,919

	Balance	% of total
Variable rate debt with interest rate caps (1) (8)	$949,910	75.6%
Variable rate debt - unhedged (1)	306,035	24.4%
Total variable rate debt (1)	$1,255,945	100.0%

(1) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates as of March 31, 2016 and b) applicable cap rates for hedged debt.
(3) Maturities of mortgage debt in 2016 includes the following debt instruments with post-2016 scheduled maturity dates: (i) $61 million of debt on Assets Held for Sale and (ii) $29 million of demand notes payable to the unconsolidated entrance fee venture, which we utilize in certain states in lieu of cash reserves.

(4) Senior housing operating income and adjusted operating income exclude Brookdale Ancillary Services segment operating income.
(5) Payments are included in CFFO.
(6) The actual amount available to borrow under the line of credit may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

(7) Adjusted EBITDAR and Adjusted EBITDA as reported in the calculation of leverage ratios exclude integration, transaction, transaction-related and strategic project costs of $109.4 million (excluding $7.9 million of debt modification costs included in CFFO) for the trailing twelve months ended March 31, 2016.

(8) Weighted cap rate for stated reporting period of 4.33% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of March 31, 2016

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per unit)

	FY 2015					FY 2016	Q1 2016 CFFO Distribution
	Q1 (3)	Q2	Q3	Q4	Full Year	Q1	Owned	Other (4)	Transaction/ Integration
Revenue reconciliation excluding entrance fee amortization
Senior Housing average monthly revenue per unit	$4,305	$4,331	$4,303	$4,302	$4,310	$4,485	$4,470	$4,496	$-
Weighted average monthly units (excluding equity homes) available	82,927	82,470	82,358	82,132	82,524	80,971	36,263	44,711	-
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.8%	86.1%	85.5%	86.6%	-
Senior Housing resident fee revenue	$936,054	$926,878	$921,761	$920,072	$3,704,765	$938,030	$415,775	$522,255	$-

Add: Brookdale Ancillary Services segment revenue	115,411	116,170	117,702	119,875	469,158	122,192	-	122,192	-
Add: Management fee revenue	15,097	14,839	14,694	15,553	60,183	16,780	-	16,780	-
Total revenues excluding entrance fee amortization	$1,066,562	$1,057,887	$1,054,157	$1,055,500	$4,234,106	$1,077,002	$415,775	$661,227	$-

CFFO Reconciliation to the Income Statement
($ in 000s)

Resident and management fee revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928	$415,775	$662,153	$-
Less: Entrance fee amortization	(767)	(930)	(619)	(888)	(3,204)	(926)	-	(926)	-
Adjusted revenues	1,066,562	1,057,887	1,054,157	1,055,500	4,234,106	1,077,002	415,775	661,227	-

Less: Facility operating expenses	(696,889)	(694,991)	(699,720)	(697,262)	(2,788,862)	(715,902)	(278,140)	(437,762)	-
Add: Change in future service obligation	-	-	-	(941)	(941)	-	-	-	-
Adjusted facility operating expenses	(696,889)	(694,991)	(699,720)	(698,203)	(2,789,803)	(715,902)	(278,140)	(437,762)	-

Less: G&A including non-cash stock-based compensation expense	(89,530)	(89,545)	(99,534)	(91,970)	(370,579)	(92,621)	(19,715)	(53,799)	(19,107)
Less: Transaction costs	(6,742)	(421)	-	(1,089)	(8,252)	(850)	-	-	(850)
Add: G&A non-cash stock-based compensation expense	8,873	6,851	10,147	5,780	31,651	9,769	-	9,769	-
Net G&A (5)	(87,399)	(83,115)	(89,387)	(87,279)	(347,180)	(83,702)	(19,715)	(44,030)	(19,957)

Less: Facility lease expense	(94,471)	(91,338)	(91,144)	(90,621)	(367,574)	(96,689)	-	(96,689)
Add: Straight-line lease expense	2,801	1,919	1,731	505	6,956	3,935	-	3,935	-
Add: Amortization of (above) below market lease, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)	-	(1,733)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	-	(1,093)	-
Net lease expense	(94,722)	(92,352)	(92,132)	(92,942)	(372,148)	(95,580)	-	(95,580)	-

Add: Entrance fee receipts	2,491	3,408	4,498	2,655	13,052	3,622	-	3,622	-
Less: Entrance fee disbursements	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	-	(1,128)	-
Net entrance fees	1,662	2,420	3,064	1,495	8,641	2,494	-	2,494	-

Add: CFFO from unconsolidated ventures	14,213	11,177	15,481	18,896	59,767	15,354	-	15,354	-

Adjusted EBITDA	203,427	201,026	191,463	197,467	793,383	199,666	117,920	101,703	(19,957)

Less: Recurring capital expenditures, net	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(13,281)	(6,019)	(7,262)	-
Less: Interest expense, net	(89,424)	(90,530)	(90,847)	(88,738)	(359,539)	(87,428)	(43,990)	(43,438)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	(13,809)	-	(13,809)	-
Less: Other	1,542	607	(6,983)	281	(4,553)	1,006	-	1,977	(971)

CFFO	$88,103	$80,922	$66,250	$81,783	$317,058	$86,154	$67,911	$39,171	$(20,928)

Add: integration, transaction, transaction-related and strategic project costs	27,300	29,027	42,499	24,853	123,679	20,928	-	-	20,928
Adjusted CFFO	$115,403	$109,949	$108,749	$106,636	$440,737	$107,082	$67,911	$39,171	$-

CFFO and Adjusted CFFO Per Share
($ except where indicated)	FY 2015					FY 2016	Q1 2016 Distribution
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Owned	Leased	Transaction/ Integration
CFFO per share	$0.48	$0.44	$0.36	$0.44	$1.72	$0.47	$0.37	$0.21	$(0.11)
Add: integration, transaction, transaction-related and strategic project costs	0.15	0.16	0.23	0.14	0.68	0.11	-	-	0.11
Adjusted CFFO per share	$0.63	$0.60	$0.59	$0.58	$2.40	$0.58	$0.37	$0.21	$-

Weighted average shares (000's) (6)	183,678	184,266	184,570	184,805		185,153	185,153	185,153	185,153

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO per share for 2015 is calculated as the sum of the quarterly amounts for the year.  Full year CFFO per share for 2016 will be calculated based on weighted average shares used in computing basic net income (loss) per share for the period.

(3) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(4) Other includes financial data from leased communities, Brookdale Ancillary Services, and Management Services.
(5) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

(6) The calculations of CFFO per share and Adjusted CFFO per share are based on weighted average shares used in computing basic net income (loss) per share for the period, which excludes any potentially dilutive common stock equivalents (unvested restricted stock, restricted stock units and convertible debt instruments and warrants).

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of March 31, 2016

CFFO from Unconsolidated Ventures Reconciliation
($ in 000s except Senior Housing average monthly revenue per unit)

CCRC Venture	Other Ventures
FY 2015	FY 2016	FY 2015	FY 2016
Q1	Q2	Q3	Q4	Full Year	Q1	Q1	Q2	Q3	Q4	Full Year	Q1

Number of communities (period end)	14	14	14	15	15	86	122	122	125	125
Total average units	6,843	6,848	6,919	7,068	7,187	11,949	12,082	17,219	17,283	17,481
Weighted average unit occupancy	85.3%	84.4%	84.0%	84.8%	86.1%	86.6%	86.0%	87.5%	88.1%	88.2%
Senior Housing average monthly revenue per unit	$4,929	$4,829	$4,887	$4,901	$4,966	$4,110	$4,119	$3,930	$3,947	$4,092

Resident fee revenue	$87,473	$85,179	$87,059	$89,830	$349,541	$95,639	$127,513	$126,435	$177,678	$180,362	$611,988	$189,291
Less: Entrance fee amortization	(1,141)	(1,482)	(1,828)	(1,718)	(6,169)	(3,395)	-	-	-	-
Adjusted revenues	86,332	83,697	85,231	88,112	343,372	92,244	127,513	126,435	177,678	180,362	611,988	189,291

Less: Facility operating expenses	(67,451)	(68,544)	(70,756)	(70,788)	(277,539)	(73,580)	(83,469)	(83,094)	(117,433)	(116,343)	(400,339)	(120,111)

Less: General and administrative expenses including management fees	(4,707)	(4,691)	(4,765)	(5,345)	(19,508)	(5,241)	(6,153)	(6,080)	(8,625)	(9,344)	(30,202)	(10,147)

Add: Entrance fee receipts	23,251	26,040	27,744	35,017	112,052	25,882	-	-	-	-	-	-
Less: Entrance fee disbursements	(9,181)	(13,042)	(10,875)	(9,565)	(42,663)	(10,776)	-	-	-	-	-	-
Net entrance fees	14,070	12,998	16,869	25,452	69,389	15,106	-	-	-	-	-	-

Adjusted EBITDA	28,244	23,460	26,579	37,431	115,714	28,529	37,891	37,261	51,620	54,675	181,447	59,033

Less: Recurring capital expenditures, net	(1,159)	(1,898)	(1,860)	(2,201)	(7,118)	(1,522)	(2,336)	(2,760)	(3,577)	(4,052)	(12,725)	(2,794)
Less: Interest expense, net	(1,530)	(1,500)	(1,528)	(1,462)	(6,020)	(1,433)	(25,845)	(26,198)	(34,371)	(35,300)	(121,714)	(35,206)
Less: Other	-	-	-	(8)	(8)	10	(613)	(103)	(300)	(616)	(1,632)	(759)

CFFO	$25,555	$20,062	$23,191	$33,760	$102,568	$25,584	$9,097	$8,201	$13,372	$14,707	$45,377	$20,274

Add: Integration, transaction, transaction-related and strategic project costs (1)	-	-	4,683	-	4,683	-	-	-	-	-	-	-
Adjusted CFFO	$25,555	$20,062	$27,874	$33,760	$107,251	$25,584	$9,097	$8,201	$13,372	$14,707	$45,377	$20,274

Brookdale Weighted Average Ownership %	51.0%	51.0%	51.0%	51.0%	51.0%	51.0%	13.0%	11.5%	9.5%	11.4%	11.2%	11.4%
CFFO from Unconsolidated Ventures	$13,033	$10,232	$14,216	$17,218	$54,698	$13,048	$1,180	$945	$1,265	$1,678	$5,069	$2,306

Leverage Ratio for Unconsolidated Ventures
Debt Principal as of March 31, 2016	$210,517	$1,972,843
Annualized Adjusted EBITDA	114,116	236,132
Leverage	1.8	x	8.4	x

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2015	FY 2016
Type	Q1	Q2	Q3	Q4	Full Year	Q1
Recurring	$3,495	$4,658	$5,437	$6,253	$19,843	$4,316
EBITDA-enhancing / Major Projects	13,243	24,562	27,167	37,079	$102,051	17,490
Program Max	4,340	7,685	6,178	8,332	$26,535	5,756
Total Capital Expenditures	$21,078	$36,905	$38,782	$51,664	$148,429	$27,562

(1) Integration, transaction, transaction-related and strategic project costs include third party expenses directly related to integration activities, as well as internal costs such as labor reflecting time spent by Company personnel on integration and strategic project activity.  Transaction costs include third party costs directly related to the formation of the unconsolidated ventures and other acquisition activity.

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of March 31, 2016

Cash Lease and Interest Expense
($ in 000s)

	FY 2015				FY 2016
	Q1	Q2	Q3	Q4	Q1

Facility Lease Payments

Facility lease expense	$94,471	$91,338	$91,144	$90,621	$96,689
Less: Straight-line lease expense, net	(842)	(79)	(105)	1,228	(2,202)
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093
Cash lease payments - Operating Leases	$94,722	$92,352	$92,132	$92,942	$95,580
Supplemental breakout:
Communities with purchase options	$6,343	$6,311	$5,734	$5,968	$5,779
Communities without purchase options	88,379	86,041	86,398	86,974	89,801
	$94,722	$92,352	$92,132	$92,942	$95,580

Interest Expense: Capital and financing lease obligations	$53,203	$53,043	$53,217	$51,669	$50,579
Less: Capital and financing Lease Interest - noncash	(5,700)	(5,816)	(5,942)	(6,014)	(6,439)
Add: Capital and financing lease principal (1)	12,439	12,756	12,852	13,249	13,809
Cash lease payments - Capital and Financing Leases	$59,942	$59,983	$60,127	$58,904	$57,949
Supplemental breakout:
Communities with purchase options	$14,205	$13,558	$13,975	$12,233	$12,563
Communities without purchase options	45,737	46,425	46,152	46,671	45,386
	$59,942	$59,983	$60,127	$58,904	$57,949

Total cash lease payments	$154,664	$152,335	$152,259	$151,846	$153,529

Interest Expense

Property level debt interest expense	$40,174	$41,510	$41,798	$41,306	$41,816
Convertible debt interest expense	2,174	2,174	2,174	2,174	2,174
Total debt interest expense	42,348	43,684	43,972	43,480	43,990
Less: interest income	(427)	(382)	(398)	(396)	(702)
Interest expense, net	$41,921	$43,302	$43,574	$43,084	$43,288

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of March 31, 2016
($ in 000s)

Cash Flow Statements

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016
Cash Flows from Operating Activities
Net income (loss)	$(130,709)	$(84,807)	$(68,336)	$(174,303)	$(458,155)	$(48,817)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt, net	44	-	-	77	121	139
Depreciation and amortization, net	220,808	225,483	161,331	128,894	736,516	129,447
Asset impairment	-	-	-	57,941	57,941	3,375
Equity in (earnings) loss of unconsolidated ventures	(1,484)	672	1,578	38	804	(1,018)
Distributions from unconsolidated ventures from cumulative share of net earnings	500	950	6,375	-	7,825	-
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)
Amortization of entrance fees	(767)	(930)	(619)	(888)	(3,204)	(926)
Proceeds from deferred entrance fee revenue	2,455	2,858	3,574	2,226	11,113	3,087
Deferred income tax (benefit) provision	(79,237)	(53,225)	(31,552)	68,753	(95,261)	934
Change in deferred lease liability	2,801	1,919	1,731	505	6,956	3,935
Change in fair value of derivatives	550	76	164	7	797	24
(Gain) loss on sale of assets	-	-	(1,723)	453	(1,270)	(2,749)
Change in future service obligation	-	-	-	(941)	(941)	-
Non-cash stock-based compensation	8,873	6,851	10,147	5,780	31,651	9,769
Non-cash interest expense on financing lease obligations	5,700	5,816	5,942	6,014	23,472	6,439
Amortization of (above) below market rents, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)
Other	-	(1,416)	(856)	(885)	(3,157)	(2,330)
Changes in operating assets and liabilities:
Accounts receivable, net	(13,140)	899	9,334	8,515	5,608	(2,738)
Prepaid expenses and other assets, net	24,504	12,989	2,404	11,182	51,079	(36,554)
Accounts payable and accrued expenses	(38,773)	(10,763)	26,344	(37,372)	(60,564)	(1,388)
Tenant refundable fees and security deposits	(510)	(7)	(221)	214	(524)	(226)
Deferred revenue	11,494	(3,665)	(31,537)	16,797	(6,911)	12,766
Net cash provided by operating activities	10,057	100,767	91,361	90,181	292,366	70,343
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	13,037	2,686	(3,182)	(1,675)	10,866	(1,210)
Decrease (increase) in cash and escrow deposits — restricted	12,289	(2,083)	(3,384)	22,464	29,286	72
Additions to property, plant and equipment and leasehold intangibles, net	(79,129)	(99,219)	(123,430)	(109,273)	(411,051)	(108,510)
Acquisition of assets, net of related payables and cash received	(174,305)	(18,396)	(750)	2,235	(191,216)	(12,157)
Investment in unconsolidated ventures	(3,923)	(34,686)	(2,100)	(28,588)	(69,297)	(2,365)
Distributions received from unconsolidated ventures	-	-	7,038	2,016	9,054	1,724
Proceeds from sale of assets, net	-	4,993	3,079	41,154	49,226	45,584
Other	740	1,499	924	992	4,155	2,414
Net cash used in investing activities	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)	(74,448)
Cash Flows from Financing Activities
Proceeds from debt	85,365	79,828	384,938	35,519	585,650	177,370
Repayment of debt and capital and financing lease obligations	(47,555)	(36,482)	(369,352)	(32,373)	(485,762)	(84,016)
Proceeds from line of credit	445,000	240,000	285,000	205,000	1,175,000	357,000
Repayment of line of credit	(245,000)	(270,000)	(245,000)	(205,000)	(965,000)	(457,000)
Payment of financing costs, net of related payables	(1,481)	(1,985)	(28,785)	(371)	(32,622)	(818)
Refundable entrance fees:
Proceeds from refundable entrance fees	36	550	924	429	1,939	535
Refunds of entrance fees	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)
Cash portion of loss on extinguishment of debt, net	(44)	-	-	-	(44)	-
Payment on lease termination	(3,875)	(3,875)	(4,625)	(4,625)	(17,000)	(4,625)
Other	716	705	673	713	2,807	(380)
Net cash provided by (used in) financing activities	232,333	7,753	22,339	(1,868)	260,557	(13,062)
Net increase (decrease) in cash and cash equivalents	11,099	(36,686)	(8,105)	17,638	(16,054)	(17,167)
Cash and cash equivalents at beginning of period	104,083	115,182	78,496	70,391	104,083	88,029
Cash and cash equivalents at end of period	$115,182	$78,496	$70,391	$88,029	$88,029	$70,862